EXHIBIT S

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Leslie H. Gelb, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Leslie H. Gelb
Leslie H. Gelb

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Carol L. Colman, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Carol L. Colman
Carol L. Colman

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Daniel P. Cronin, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Daniel P. Cronin
Daniel P. Cronin

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Dr. Riordan Roett, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Riordan Roett
Riordan Roett

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Jeswald W. Salacuse, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Jeswald Salacuse
Jeswald Salacuse

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

R. Jay Gerken, whose signature appears below, hereby constitutes and appoints Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ R. Jay Gerken
R. Jay Gerken

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

William R. Hutchinson, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ William R. Hutchinson
William R. Hutchinson

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Andrew Shoup, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Andrew Shoup
Andrew Shoup

Date: September 20, 2004

Salomon Brothers Variable Rate Strategic Fund Inc.

POWER OF ATTORNEY

Frances Guggino, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan, each his true and lawful attorney and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Rate Strategic Fund Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

/s/ Frances Guggino
Frances Guggino

Date: September 20, 2004